UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 25, 2017
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act. ☐
If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On July 31, 2017, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the second quarter and six months June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

Effective July 25, 2017, the board of directors of the Registrant and Greenlight Reinsurance, Ltd (“Greenlight Re”) has appointed Hope Schefler Taitz as an independent director of the Registrant and Greenlight Re. Ms. Taitz is a senior finance executive with an extensive financial background leading teams and making investments in a wide range of industries. She has a broad experience in both public and private companies, along with in-depth experience in technology, digital and social media and engaging with the millennial generation.

Ms. Taitz, age 53, is currently the CEO of ELY Capital. Previously, she served as Managing Partner of Catalyst Partners, a long-short hedge fund. Prior to Catalyst Partners, Ms. Taitz was portfolio manager at Crystal Asset Management, where she managed a $1 billion high-yield portfolio. Ms. Taitz has also previously held positions at The Argosy Group (now part of CIBC) and Drexel Burnham Lambert. She currently sits on the boards of Athene Holding Ltd., MidCap FinCo and Summit Hotel Properties, Inc. She received her B.A. in economics with honors and a concentration in marketing from the University of Pennsylvania.

Effective as of July 25, 2017, Ms. Taitz was also appointed as a member of the Nominating and Corporate Governance Committee of the Boards of the Registrant and Greenlight Re.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Earnings press release, "GREENLIGHT RE ANNOUNCES SECOND QUARTER 2017 FINANCIAL RESULTS", dated July 31, 2017, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	July 31, 2017